Exhibit 99.1

Israel Tax Authority

Professional Unit

Reorganizations Department

7 Shevat 5784

January 21, 2024

Application No.: ______

To:

Vered Kirshner, CPA

Kesselman & Kesselman, CPAs

Dear Madam,

Re: Acquisition of Shares of SharpLink Gaming Ltd., No. 520042904 from Shareholders Among the Interested-Public as Defined in this Tax Ruling - In Accordance with the Provisions of Section 104H of the Income Tax Ordinance

(Enclosed: Your Application dated September 12, 2023)

Definitions and References for Purposes of this Tax Ruling:

Each term in this tax ruling shall have the meaning and definition determined for it in Part E2 of the Ordinance, unless expressly stated otherwise. In addition, it should be clarified that the provisions of Section 104H shall apply except in a place in which it was determined otherwise.

the “Allocated Shares” – the shares that shall be allocated by the Receiving Company to shareholders of the Transferred Company within the framework of the exchange of the shares as defined in Section 104H of the Ordinance, and including all of the securities that will be received within the framework of the change of the capital of the Receiving Company, including the distribution of bonus shares, split and every right that was allocated through them.

the “Transferred Company” – SharpLink Gaming Ltd., no. 520042904, and regarding the Options annex, which is an integral part of this taxation ruling, the “Allocating Company”. the “Receiving Company” – SharpLink Gaming, Inc, and regarding the Options annex, which is an integral part of this taxation ruling, the “Acquiring Company”.

the “Merger Company” – SharpLink Merger Sub Ltd. no. 516550258.

the “Exchange Date” – The date on which the shares of the Transferred Company will actually be exchanged for the shares of the Receiving Company.

The “Registered Shareholders” - shareholders in the Transferred Company whose shares are registered directly in the name of the shareholders and not through any registration company.

the “Controlling Shareholder” – A foreign corporation, Alpha Capital Anstalt.

The “Stock Exchange Members” –

1.	Israeli stock exchange members (if there are any).

2.	Brokers / foreign banks that hold the registered shares in CEDE & Co, the foreign registration company.

the “Foreign Registration Company” – CEDE & Co, which is the company equivalent to the company for registrations with regard to shares traded on stock exchanges in the United States.

the “Options annex” – the annex attached to this taxation ruling which includes facts and details regarding the options issued by the Transferred Company.

The “Interested Public” - The shareholders from the public in the Transferred Company that meet all of the following conditions will collectively be called in this taxation ruling: the “Interested Public”:

1.1.	They are not controlling shareholders, as defined in Section 103 of the Ordinance.

1.2.	They purchased all of their shares in the Transferred Company following the Transferred Company’s registration for trade on the NASDAQ.

1.3.	They hold all of their shares in the Transferred Company through stock exchange members.

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Israel Tax Authority

Professional Unit

Reorganizations Department

1.4.	They are not Registered Shareholders.

1.5.	They are not relatives of Registered Shareholders (as defined under Section 88 of the Ordinance).

1.6.	They are not Interested Parties or senior officers (as defined in the Securities Law, 5728-1968).

1.7.	A tax ruling was not previously issued by the Israel Tax Authority that determines a tax arrangement with respect to the taxation of the shares owned by them that contradicts this tax ruling.

1.8.	No other arrangement by the Tax Authority contradicts this decision applies to them.

the “Transaction” – A transaction within the framework of which, the Merger Company shall merge with and into the Company (as the surviving company in the Merger) and shall cease to exist according to the provisions of Section 323 of the Companies Law. As a result of the Merger, the Transferred Company is expected to become a wholly owned subsidiary of the Receiving Company, and its shares shall cease to be traded on the NASDAQ. In consideration for the transfer of the shares of the Transferred Company to the Receiving Company, the Transferred Company’s shareholders shall receive shares of the Receiving Company that are listed for trade (the Interested Party shall exchange its untradeable preferred shares for untradeable preferred shares, and so on with respect to all of the rights held by it).

the “Allocated Shares” – The shares that will be received by shareholders in the Transferred Company in the Receiving Company, which will replace their shares in the Transferred Company as part of the Transaction.

the “Transferring shareholders” – The shareholders of the Transferred Company who meet the definition of the Interested Public.

the “Liable Transferring shareholders” –the Transferring shareholders whose sale of the Transferred Company shares would have been taxable if not for this taxation ruling.

1.	The Fact as Presented to Us by You

1.1.	The Transferred Company is an Israeli resident company that was incorporated on December 27, 1995, and the shares of which were initially registered for trade on the NASDAQ in 1997. The Transferred Company engages in the provision of digital marketing solutions for content and sports gambling websites. The Company’s solutions allow companies to study consumer behavior, to refer users to gambling websites and to convert users into participants on online sports websites. The Company’s platform allows for connections to be made between users and websites, conversion, and monetization. As of today, all of the Company’s activity is performed via foreign subsidiaries (The Transferred Company sold all of its business activities in 2022 for no consideration, exception of earn out payments, whatever they may be. As of 2023, the Transferred Company has no business activity. According to the financial statements of the Transferred Company as of 31/12/2020, the Transferred Company has a capital deficit in the amount of 101,762 thousand NIS).

1.2.	The share register of the Transferred Company is managed by Equiniti / American Stock Transfer & Trust Company and the registered shareholders and the foreign registration company are registered in it.

1.3.	The issued and paid-up capital of the Transferred Company as of September 27, 2023, includes an amount of 2,863,734 ordinary shares with a par value of NIS 0.60 each, all of which are registered for trade, the issued and paid-up Preferred A-1 share capital of the Company is 7,202 shares with a par value of NIS 0.60 each , and the issued and paid-up Preferred B share capital of the Company is 12,481 shares with a par value of NIS 0.60 each. Out of the capital, an amount of 1,523,613 ordinary shares of the Transferred Company, that constitute approximately 56.7% of the issued and paid-up capital of the Transferred Company, are named shares that are registered directly in the name of the shareholders, and not via a nominee company of any kind.

1.4.	The Interested Public holds only ordinary shares of the Transferred Company.

1.5.	The Registered Shareholders, who are residents of Israel to the best of the Transferred Company’s knowledge (with an Israeli address) hold approximately 0.21% of the issued and paid-up capital of the Company.

1.6.	The Controlling Shareholder is the only controlling owner that meets the definition of a controlling shareholder in section 103 of the Ordinance and is a foreign corporation registered in Liechtenstein. The Controlling Shareholder holds approximately 101,406 Ordinary Shares that constitute approximately 3.6% of the issued and paid-up capital of the Company, 7,202 Preferred A-1 Shares, 12,481 Preferred B Shares, options for the purchase of 1,146,667 Ordinary Shares, and bonds that are convertible into 1,391,798 Ordinary Shares. The Preferred A shares are convertible to Ordinary Shares at a ratio of 1:1, and the Preferred B Shares are convertible to Ordinary Shares at a ratio of 2.321:1.

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Israel Tax Authority

Professional Unit

Reorganizations Department

1.7.	Preferred A-1 Shares are entitled to similar rights to ordinary shares and to vote in the company’s general meetings on an as converted basis, subject to a voting limit that states that the owner of the preferred share and entities related to him will not be allowed to vote more than 9.99% of the voting rights in the company and are entitled to be converted into ordinary shares of the company in the ratio detailed above. As of this date, Preferred B Shares are not entitled to vote in the company’s general meeting, they have priority in the liquidation of the company to receive the price paid for them, and they are entitled to be converted into ordinary shares of the company in the ratio specified above.

1.8.	In addition, the Transferred Company allocated non-tradable options to the company’s ordinary shares, according to the provisions of section 102 under its old version, sections 102(b)(2) and 102(b)(3) and 3(i) of the Ordinance as detailed in the options appendix.

1.8.1.	As of the date of writing this tax ruling, the value of the shares held by a former employee and the options granted to the Employee and the Consultant as detailed in the options appendix is approx. than NIS 30,000.

1.8.2.	In addition, the Transferred Company granted non-tradable options to non-Israeli tax resident employees of foreign subsidiaries of the Transferred Company that can be exercised for ordinary shares of the Transferred.

1.9.	A list of the holdings of interested parties and senior officers of the Transferred Company, in accordance with U.S. securities law, as of 24.10.2023, is attached as Appendix A to this tax ruling.

1.10.	The Receiving Company is a U.S. resident company that was incorporated in 2022 and established for the purposes of the reorganization. The company holds the Merger Company, that was also established for purposes of the aforementioned reorganization.

1.11.	It will be clarified that the only consideration in the transaction is the Allocated Shares and that the shareholders of the Transferred Company will not receive any consideration other than them.

1.12.	It is agreed and clarified, and for the removal of doubt, that for purposes of the exchange of the shares no debt shall be given to the Transferred Company or to a directly or indirectly held subsidiary of the Transferred Company, and no liabilities whatsoever shall be transferred to the Transferred Company in relation to the exchange of the shares.

1.13.	According to your declaration, the Transaction Consideration in its entirety solely reflects capital consideration and does not include employment income and anything like it.

1.14.	According to your declaration, all of the components that were received in the Transaction by the owners of the Transferred Shares are capital consideration that are subject to tax in accordance with Part E of the Ordinance, and within the framework of the consideration no consideration was directly or indirectly included that is income that is not capital in nature according to Part E of the Ordinance.

1.15.	According to your declaration, the Transferred Company and/or the Receiving Company are not a Real Estate Association, as this term is defined in the Real Estate Taxation Law (Appreciation and Acquisition), 5723-1963.

1.16.	According to your declaration, the exchange of shares transaction is not a Tax Planning that Must be Reported in accordance with the Income Tax Regulations (Tax Planning the Must be Reported), 5767-2006.

1.17.	According to your declaration, the exchange of shares transaction is not part of a multi-step transaction the primary objective of which is the improper reduction of tax.

1.18.	According to your declaration, no reorganizations according to Part E2 of the Ordinance have been executed by each of the companies participating in the Transaction during the three tax years that preceded the year in which the exchange of shares falls, and the Required Period for any previous reorganization will have ended as of the date of the exchange of the shares.

1.19.	According to your declaration, prior to the reorganization that is the subject of this tax ruling, there are no balances whatsoever between the Transferred Company and its shareholders, in their standing as shareholders.

1.20.	According to your declaration, based on the trading data that is published by the NASDAQ, the average daily trading turnover on the stock exchange of the shares of the Transferred Company during the period from October 1, 2021, through September 30, 2023, stands at approximately 35,378 shares on average per day. When taking into account the number of traded shares of the Transferred Company, which is 2,833,734, on average, all of the aforementioned shares are sold on the stock exchange over a range of time of approximately 77 days (not including the shares of the Controlling Shareholder) and 80 days (including the shares of the Controlling Shareholder).

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Israel Tax Authority

Professional Unit

Reorganizations Department

1.21.	According to your declaration, the Company shall act to obtain all of the necessary approvals, including approvals from the U.S. Securities and Exchange Commission, for purposes of executing this transaction.

1.22.	According to your declaration, there is no impediment to carrying out the exchange of shares, which is the subject of this decision, in the outline described therein, and no party is known to oppose the exchange of shares.

1.23.	According to your declaration, with respect to the registered shareholders, an application was made to receive a taxation ruling from the capital market department numbered PR231709, while the controlling shareholder applied for an exemption in the transaction in accordance with section 97(b3). Apart from the registered shareholders, the former employee and the controlling shareholder, all other shareholders in the Transferred Company meet the definition of an interested public.

1.24.	The market value of the Transferred Company as of January 16, 2024, as reflected by the share price quoted in the stock exchange, is approx. 4.58 million dollars.

1.25.	The appendices attached to this tax ruling constitute an integral part thereof.

2.	The Request

2.1.	The receipt of an approval that the exchange of the Transferred Shares by the Liable Transferring shareholders in consideration for the allocation of shares in the Receiving Company shall not be considered a sale on the exchange date, but rather upon the actual sale of the Allocated Shares by them.

2.2.	A withholding tax obligation shall not apply to the Receiving Company and/or any party acting on its behalf with respect to the allocation of shares of the Receiving Company to shareholders of the Transferred Company that are Interested-Public.

Obtaining an approval that the adoption of the options plan by the Acquiring, and the allocation of the new shares and options to the former employee, the employee and the consultant in place of the existing shares and options shall not be considered as a taxable event at the level of the former employee, the employee and the consultant and at the level of the Allocating Company and a tax continuity will apply.

3.	The Tax Ruling:

3.1.	Subject to the correctness of all of the aforementioned declarations and facts, by virtue of my authority according to Section 104H(b)(e) of the Ordinance, I hereby certify that with respect to the exchange of the shares of the Transferred Company with the shares of the Receiving Company for the Liable Transferring shareholders only a tax deferral will apply, as a result the Receiving Company will not be liable for withholding tax obligation for the Liable Transferring shareholders for the allocation of the allocated shares passed their shares in the Transferred Company

3.2.	Despite the definition of a sale day in section 104h, the day of sale of the allocated shares by the Liable Transferring shareholders will be considered as the actual date of sale of the allocated shares. The calculation of the capital gain or loss and the calculation of the tax derived from it that will accrue to which of the Liable Transferring shareholders, will be done only at the time of the sale of the allocated shares for the first time and for each part sold. It is clarified that all shareholders who are residents of Israel are required to report the sale of the allocated shares in the future and pay tax in accordance with the provisions of the Ordinance and its regulations.

3.3.	As for the Transferring shareholders, who are not part of the Liable Transferring shareholders, the exchange of their shares in the Transferred Company with shares of the receiving company will be exempt from withholding tax by the receiving company.

3.4.	I hereby certify that the if the date of the Exchange of the Shares will not be done within 90 days from the date of issuing this tax ruling, this taxation ruling will be canceled retroactively.

3.5.	For the avoidance of doubt, it will be clarified that in calculating the capital gain from the sale of the allocated shares, each of the Liable Transferring shareholders will not be entitled to any credit, deduction or exemption, which they were not entitled to at the time of the exchange of shares. It will be clarified that the sale of the allocated shares by each of the Liable Transferring shareholders will be considered as if they had been sold by a resident of Israel, even if at the time of the sale of the allocated shares the selling shareholder was a foreign resident and that he will not be entitled to a foreign tax credit as defined in section 199 of the Ordinance insofar as these are paid by him or Relief by virtue of the provisions of the Convention for the of Double Taxation Treaty to the extent that he would not have been entitled to them if the Receiving Company had been a company resident in Israel.

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Israel Tax Authority

Professional Unit

Reorganizations Department

3.6.	It will be clarified that if a shareholder from the Interested Public requests to see the exchange of shares as a taxable event, the provisions of this taxation ruling will not apply to him, but the provisions of all law will apply.

3.7.	The withholding of tax upon the sale of the Allocated Shares by the Transferring Shareholders that hold their shares via Israeli banks and/or Israeli stock exchange members only shall be executed in accordance with the provisions of the Income Tax Regulations (Withholding from Consideration, from a Payment or from Capital Gain upon the Sale of a Security, upon the Sale of a Mutual Fund Unit or in a Future Transaction), 5763-2002.

3.8.	The purchase date and cost of the Allocated Shares for the Liable Transferring shareholders shall be determined in accordance with the provisions of Section 104F.

3.9.	It is agreed that there is nothing in this tax ruling in order to determine the classification of the income upon the sale of the Allocated Shares by the Interested-Public, for any matter. Such a classification and the tax implications stemming therefrom shall be examined by the relevant assessing officers.

3.10.	The terms of this taxation ruling will be published by the Transferred Company as part of an immediate report to its shareholders prior to the completion of the Transaction through the reporting system of the American Securities and Exchange Commission (the EDGAR system).

Options

3.11.	It is agreed that with respect to shares allocated with the exercise of options 102, options 102 and options 3(i), what is stated in the options appendix, which is an integral part of this taxation decision, will apply.

General Provisions:

3.12.	It is clarified and agreed that the relevant provisions of Section 104H shall apply to the Receiving Company.

3.13.	This tax ruling was provided subject to the correctness of all the facts and declarations that were provided by you, and there is nothing in it to restrict and/or detract in any way whatsoever from the authority of the assessing officer and/or the Israel Tax Authority to conduct assessments for any party.

3.14.	For the avoidance of doubt, it is hereby clarified and agreed that there is nothing in this tax ruling that constitutes the performance of an assessment in any way for any party and/or a confirmation of the facts and/or for actions and/or for transactions and/or for figures that were presented by you - all of which are issues that may be examined by the assessing officer and/or the Israel Tax Authority.

3.15.	For the avoidance of doubt, it is hereby clarified and agreed that there is nothing in this tax ruling that detracts and/or restricts in any way the authority of the assessing officer and/or the Israel Tax Authority according to the provisions of the Ordinance and according to the provisions of any law.

3.16.	It should be clarified that there is nothing in this tax ruling in order to determine the classification of the income upon the sale of the Allocated Shares by the Interested-Public as a capital sale, in any way. Such a classification shall be examined by the relevant assessing officers.

3.17.	This tax ruling is granted on the basis of the representations and documents provided to us in writing and verbally, including those detailed in this tax ruling, and subject to the conditions stipulated in Part E2 of the Ordinance. The Reorganizations Department has the right to cancel this tax ruling on a retroactive basis if it becomes clear that the details and the facts that were provided to us within the framework of the application are not correct or are not substantially complete, or if it becomes clear that material details that were detailed were not fulfilled, or if the conditions that the Director prescribed in this tax ruling were not met.

3.18.	It is hereby clarified that all expenses directly or indirectly associated with the Exchange of the Shares, including legal expenses, audit expenses, expenses for experts, expenses for consultants, and assorted fees, shall not be deductible, directly or indirectly, for the Receiving Company or the Transferred Company, as detailed in the tax ruling, and/or for a party related to them, as a deduction or as an expense according to Section 17 of the Ordinance.

3.19.	For the removal of doubt, it should be clarified that in the calculation of the capital gain from the sale of the Allocated Shares, each one of the Transferring Shareholders shall not be entitled to a credit, deduction, or exemption of any kind for which he or she was not eligible at the time of the Exchange of the Shares.

This tax ruling is conditional upon the Receiving Company and the Transferred Company confirming to the Reorganizations Department and to the assessing officer, within 60 days from the date of the receipt of this tax ruling, that it accepts all of the conditions of this tax ruling exactly as written and without any reservations.

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Israel Tax Authority

Professional Unit

Reorganizations Department

Sincerely,

Zvika Barel, CPA (JD)

Director of the Reorganizations Department

Cc:

Mr. Roland Am-Shalem, CPA (JD) – Deputy CEO for Professional Matters

Mr. Nadav Naggar, CPA (JD) – (Senior) Department Director – Professional Department

Mr. Rafi Tawina, Adv. – Legal Advisor – Reorganizations

Mr. Nadav Ashe CPA – Reorganizations Department

Mr. Eran Caduri, CPA (JD) - Reorganizations Department

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Re: The transaction for the purchase of shares of SharpLink Gaming Ltd., Private Company No. 520042904 from the shareholders from among the Interested-Public as defined in this taxation ruling - in accordance with the provisions of Section 104H of the Income Tax Ordinance - Options annex

1.	The facts

1.1.	The Allocating Company has a plan for allocating options that was filed for approval to Tel-Aviv 5 Assessing Officer on 2003 (hereinafter: the “Allocation Plan”). Please find as Appendix B.

Under the Allocation Plan compensation was given to offerees and employees of the Reporting Company and/or employees of subsidiaries of the Allocating Company, who are not controlling shareholders, as this term is defined by Section 102 to the Income Tax Ordinance (hereinafter: the “Ordinance”, the “Employees”, respectively), through options exercisable into ordinary shares and/or units to purchase ordinary shares and/or ordinary shares as follows (hereinafter: the “Allocations/ Securities”):

☐ Allocations through a trustee, according to the provisions of the capital gains alternative in Section 102 to the Ordinance;

☐ Allocations according to the provisions of Section 3(i) to the Ordinance (By virtue of a separate allocation plan);

☐ Allocations according to the provisions of Section 102 prior to amendment No. 132 of the Ordinance;

It was stipulated in the Allocation Plan that the allocation with all its conditions (mainly: the exercise price, the expiration date and the vesting dates) will be presented to the authorized body of the company, as a rule the company’s board of directors (or a committee of the company’s board of directors which has been authorized for this) and/or the general meeting and will be approved by it in advance.

Please find as Appendix C, all allocations listed above (that appendix needs to include, among other information, the following details: Name of the employee, name of the employing company, type of shares, amount of shares, percentage of holding, status of the offer: employee (position)/director, allocation date, allocation route, exercise supplement, deposit date in the hands of the trustee (both of the board of directors’ decision and a general meeting [as far as relevant] and of the grant letter), the date of conversion to shares, the vesting dates and the expiration date).

1.2.	Allocations through a trustee under Section 102 to the Ordinance were deposited with the ESOP Management and Trust Services Ltd, Withholding file #935877779, from the date of their allocation, according to guidance of income tax authorities and/or a tax ruling regarding oversight trustees, as applicable (hereinafter: the “Trustee”). For the avoidance of any doubt, it is clarified that the appointment of the trustee was approved by the Allocating Company prior to filing the Allocation Plan for approval by the Assessing Officer, as required by Section 102 to the Ordinance, and since that date, the Trustee serves in the role of trustee of the Allocation Plan.

1.3.	The shares of the Allocating Company were allocated to the offerees of ordinary shares in accordance with the instructions of the Ordinance and the rules as follows [please mark]:

☐ Allocations through a trustee, according to the provisions of the capital gains alternative in Section 102(b)(2) to the Ordinance;

☐ Allocations according to the provisions of Section 102 prior to amendment No. 132 of the Ordinance;

☐ Allocations according to the provisions of Section 3(i) to the Ordinance.

1.4.	Under the agreement, it was determined that the allocations, which were referred to above and listed in the attached Appendix C, will be converted on Closing Date into rights to ordinary shares and/or ordinary shares of the Acquiring Company, as applicable (hereinafter: the “Securities Replacement”, “New Securities”, respectively), and all according to the conversion rate set for the Transaction.

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Israel Tax Authority

Professional Unit

Reorganizations Department

1.5.	It was determined in the Transaction that the New Securities will be allocated under the Allocation Plan to be adopted by the Acquiring Company.

1.6.	It is declared that the original terms of allocation of the securities will continue to apply also to the New Securities. Additionally, the conversion rate set in the Transaction reflects the economic value of the replaced securities, which is derived from the price of the Transaction, meaning that no additional benefit was given to the Employees.

1.7.	It is declared that the employees, including the Consultant related to this tax ruling, are individuals who meet the definition of the term “employee” in section 102 of the Ordinance, from the date of assignment to the date of application for this tax ruling, and among other things that the remuneration agreement in full was concluded between the employer (as defined in section 102(a) of the Ordinance) and the individual is in the status of an employee or director (that is, he is not in the status of a service provider (independent)) and is not entitled to any remuneration through a company under his control. Also, he is not a “controlling shareholder” as the term is defined in section 32(9) of the Ordinance in full and exact compliance including and among other things a direct or indirect right to appoint a manager, direct or indirect possession, alone and/or together with “relative” as the term is defined in section 76(d) ) to the Ordinance.

1.8.	It is declared that the Allocation Plan is classified for accounting purposes as a capital plan (settled by equity instruments) under ASC 718 (formerly FAS 123R) of US GAAP; IFRS 2 under International Financial Reporting Standards; and Israel Accounting Standard 24, as published by the Israel Accounting Standards Board; and is not classified as a liability plan (settled in cash), including the grant of phantom shares to the Employees.

1.9.	The Allocation Plan in any other contract for engagement with the Employees, provide no possibility to exercise the ordinary shares arising from the Allocations in question in this tax ruling through using put and/or call options, except through an advance approval of the ITA Professional Department and under the terms set.

1.10.	The Allocating Company and/or the Reporting Company declare that no other application has been submitted regarding the options in question in this tax ruling, nor to any function in the ITA, regarding either the tax impact to the Allocating Company and/or the Reporting Company or the tax impact to its Employees.

2.	The application:

To determine the tax arrangement to govern the New Securities subsequent to the Replacement.

3.	The tax arrangement and its terms and conditions:

3.1.	Any term in this tax ruling shall have the meaning ascribed to it in Part E-1 of the Ordinance, unless expressly stated otherwise.

The replacement of the securities in the Allocation through a trustee under Section 102 to the Ordinance

3.2.	In relation to the Securities that were granted as part of an allocation through a trustee under Section 102 to the Ordinance, the replacement of the said Securities by the New Securities shall not be a taxable event for both the Employees and the Allocating Company and/or the Reporting Company, and tax continuity will apply for all intents and purposes, including an uninterrupted period for determining “end of period” (as this term is defined by Section 102 to the Ordinance), and the tax provisions in Section 102(b) to the Ordinance, such that the restriction period is not reset on the date of replacing the Securities.

3.3.	The New Securities will continue to be governed by the provisions of Section 102 to the Ordinance and all applicable rules thereunder as part of an allocation through a trustee, such that the taxable event related to the New Securities will take place upon the earlier of selling the shares to be allocated by virtue of the New Securities or when they leave the possession of the Trustee, and the classification of the income under Section 102 to the Ordinance shall not be changed as a result of the replacement of the Securities as above.

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Israel Tax Authority

Professional Unit

Reorganizations Department

3.4.	The New Securities will be held by the Trustee until the date of the tax event.

Replacement of Securities by non-trustee allocation under Section 102 to the Ordinance

3.5.	In relation to the non-trustee Securities under Section 102 to the Ordinance, the replacement of the said Securities by the New Securities shall not be a taxable event for both the Employees and the Allocating Company and/or the Reporting Company, and tax continuity will apply for all intents and purposes. The tax provisions in Section 102 (c) to the Ordinance shall continue to apply to the New Securities.

Replacement of securities allocated under Section 3(i) to the Ordinance

3.6.	In relation to Securities allocated under Section 3(i) to the Ordinance, and as long as the Securities were not converted or to be converted upon replacement into shares, then the replacement of the said Securities by the New Securities shall not be a taxable event for both the Employees and the Allocating Company and/or the Reporting Company, and tax continuity will apply for all intents and purposes. Note that on exercise date (as this term is defined by Section 3(i) to the Ordinance), the provisions of Section 3(i) to the Ordinance shall apply, as may be the case.

General provisions:

3.7.	For the avoidance of any doubt, note that the allocation of the New Securities shall be exempt from tax withholding.

3.8.	All benefit that may be given to the offeree/employee by way of conversion rate and/or exercise price, etc. that departs from the conversion rate set in the Transaction shall be deemed work income or business income earned by the offeree/employee, and the Company or Trustee shall withhold tax in its respect, on the date of allocation of the New Securities, at the marginal tax rate of the offeree/employee, as provided by Section 121 to the Ordinance and Section 121B to the Ordinance, or tax as provided by Income Tax Regulations (Withholding from Payments for Services or Assets), 1977, unless the offeree/employee presents to the Company or the trustee a valid approval from the Assessing Officer for withholding at a reduced rate.

3.9.	It is clarified that if securities are allocated through a trustee under the provisions in the capital gain alternative in Section 102 to the Ordinance within the 90 days preceding signing date, the provisions of Section 102(b)(3) to the Ordinance shall apply, and the value of the employment income benefit in their respect shall be calculated at the average share price of the Acquiring Company at trading day’s closing in the 30 trading days preceding Closing Date. If the Acquiring Company is a private Company, the value of the work income benefit is to be calculated at the difference between the price of the Company’s share on Transaction date and the exercise price of the said securities as determined on the original allocation date of those securities.

3.10.	It is hereby clarified that no expense shall be tax deductible in respect to the value of benefit attributed to the Employees in respect to the allocations through a trustee and/or non-trustee allocations, except in accordance and subject to the provisions of Section 102(d) to the Ordinance, as the case may be.

3.11.	The value of benefit in the Securities in question in this tax ruling on exercise date shall be seen as generated in Israel. Additionally, the offerees/employees shall be seen as Israeli residents until exercise date regarding income from the Securities in question in this tax ruling.

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Israel Tax Authority

Professional Unit

Reorganizations Department

3.12.	When calculating the profit and tax as discussed in this tax ruling, no deductions (except exercise price), offsets, exemptions, profit spreading and/or reduced tax rate and/or tax credit (including foreign tax credits) shall be permitted, and the provisions of Sections 94B, 101 and 100A to the Ordinance shall not apply. If it is proven by an offeree/employee in their individual tax return that they were charged foreign tax for the income from exercising the shares in question in this tax ruling, and that they paid that tax, the ITA shall consider granting foreign tax credit under any law and double-tax treaties.

3.13.	The Reporting Company shall not claim any expenses in respect of the replacement of the Securities, including professional fees related to their issue, except as permitted by Section 102(d) to the Ordinance.

3.14.	The Securities, the Employees, the Reporting Company and the Trustee are all subject to all terms and conditions set by Section 102 to the Ordinance and the rules enacted thereunder. Additionally, this tax ruling shall be in effect only subject to compliance with all provisions of Section 102 to the Ordinance and the rules thereunder, and provided that this tax ruling does not determine otherwise (hereinafter: the “Legal Conditions”).

3.15.	This ruling is issued based on the presentations that were made to us in writing and verbally, including those presented in section 1 above. However, if it is found that the information in the application, entirely or part thereof, are incorrect or materially incomplete and/or one of the terms of the tax ruling is not complied with and/or the Legal Conditions are not satisfied and/or the Shares or the New Securities are transferred from the Trustee other than for selling to a non-relative third party, as this term is defined by Section 88 to the Ordinance (hereinafter together: the “Violation”), then the following shall apply: the violating offerees/employees to whom the Securities are allocated shall be charged tax as work income under Section 2(1) or Section 2(2) to the Ordinance for the higher of the value of benefit on the date of allocation and the value of benefit on the date of exercise or violation. In addition, in the aforementioned cases, no expense will be allowed to the Allocating Company and/or the Reporting Company and/or the employing company in respect of the Securities subject of this tax ruling.

3.16.	This tax ruling does not constitute an approval of the Allocation Plan and/or a plan of the Acquiring Company, under the meaning assigned to it by Section 102 to the Ordinance, and adherence to the provisions in Section 102 to the Ordinance and the rules thereunder.

3.17.	Without prejudice to the above, and in addition, note that this tax ruling may not grant exemption to Employees that are legally required to file a tax return in Israel, including due to additional tax payment, as this term is defined by Section 121B to the Ordinance.

3.18.	Nothing in this tax ruling can be construed as an assessment and certification of the facts as you presented. The facts presented above shall be reviewed by the Assessing Officer in an audit of the Reporting Company and/or Security holders, as the case may be.

3.19.	Nothing in this tax ruling constitutes certification of any valuation.

3.20.	It is hereby clarified that this tax ruling applies only to the offerees/employees holding the Securities in question in this tax ruling, as discussed and elaborated in Appendix C, and nothing in this tax ruling may determine the tax liability and/or the withholding liability of other shareholders of the Company and/or in the allocating group and/or other option holders.

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